UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2012

______________________

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address or principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (616) 247-2710

None
(Former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 11, 2012, the shareholders of Steelcase Inc. (the “Company”) approved the Steelcase Inc. Management Incentive Plan as amended and restated (the “MIP”). The MIP allows the Company to grant annual and long-term incentive compensation awards to its employees. Awards under the MIP are determined by the Compensation Committee of the Company's Board of Directors or by the Company's Chief Executive Officer pursuant to delegated authority and subject to certain limitations.

A copy of the MIP is attached as Exhibit 10.1 and is incorporated herein by reference. A summary of the MIP is also included in the Company's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 30, 2012, beginning on page 49 and is incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on July 11, 2012.  At that meeting, shareholders voted on three proposals presented in the Company's Proxy Statement dated May 30, 2012 relating to the annual meeting.  The results of the votes are as follows.

·	Proposal 1: Election of five directors nominated to a one-year term on the Board of Directors

Nominee	For	Withheld
William P. Crawford	404,875,542	37,860,613
R. David Hoover	438,269,800	4,466,355
Elizabeth Valk Long	439,489,505	3,246,650
Robert C. Pew III	434,316,830	8,419,325
Cathy D. Ross	437,816,828	4,919,327

There were no votes cast against or abstentions with respect to any nominee named above.  Other directors continuing in office are:  Connie K. Duckworth, James P. Hackett, David W. Joos, Peter M. Wege II, P. Craig Welch, Jr. and Kate P. Wolters.

·	Proposal 2: Approval of the Steelcase Inc. Management Incentive Plan

For	Against	Abstentions
346,641,373	2,496,711	93,598,071

·	Proposal 3: Advisory vote to approve named executive officer compensation

For	Against	Abstentions
426,102,815	6,189,708	10,443,632

Item 9.01 Financial Statements and Exhibits

d) Exhibits

Exhibit Number	Description
10.1	Steelcase Inc. Management Incentive Plan, as amended and restated as of February 24, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STEELCASE INC.

By:	/s/ Mark T. Mossing
Mark T. Mossing Corporate Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Accounting Officer)
Date: July 16, 2012

EXHIBIT INDEX

Exhibit Number	Description
10.1	Steelcase Inc. Management Incentive Plan, as amended and restated as of February 24, 2012.